                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.


                                           /s/  WESLEY W. VON SCHACK
                                          -----------------------------------
                                                Wesley W. von Schack

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 11th day of May, 2001.

                                              /s/ ROBERT E. RUDE
                                          -----------------------------------
                                                  Robert E. Rude

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th of May 2001.

                                           /s/  RICHARD AURELIO
                                          -----------------------------------
                                                Richard Aurelio

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 16th of May, 2001.

                                           /s/  JAMES A. CARRIGG
                                          -----------------------------------
                                                James A. Carrigg

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  ALISON P. CASARETT
                                          -----------------------------------
                                                Alison P. Casarett

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  JOSEPH J. CASTIGLIA
                                          -----------------------------------
                                                Joseph J. Castiglia

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  LOIS B. DEFLEUR
                                          -----------------------------------
                                                Lois B. DeFleur

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  PAUL L. GIOIA
                                          -------------------------------
                                                Paul L. Gioia

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 14th day of May, 2001.

                                           /s/  DAVID M. JAGGER
                                          --------------------------------
                                                David M. Jagger

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  JOHN M. KEELER
                                          -----------------------------
                                                John M. Keeler

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 10th day of May, 2001.

                                           /s/  BEN E. LYNCH
                                          -----------------------------
                                                Ben E. Lynch

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 14th day of May, 2001.

                                           /s/  PETER J. MOYNIHAN
                                          --------------------------------
                                                Peter J. Moynihan

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $1 billion of securities of the Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

      IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of May, 2001.

                                           /s/  WALTER G. RICH
                                          -----------------------------
                                                Walter G. Rich